This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder
Latin America
Fund

Annual Report
October 31, 1995



o For investors seeking long-term growth of capital from a portfolio investing primarily in the securities of Latin American issuers.


o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER LATIN AMERICA FUND

   CONTENTS

  2 In Brief

  3 Letter from the Fund's Chairman

  4 Performance Update

  5 Portfolio Summary

  6 Portfolio Management Discussion

 11 Investment Portfolio

 15 Financial Statements

 18 Financial Highlights

 19 Notes to Financial Statements

 24 Report of Independent Accountants

 25 Tax Information

 25 Officers and Directors

 26 Investment Products and Services

 27 How to Contact Scudder


   IN BRIEF

 - Compared with the early years of this decade, the past 12 months have been highly volatile for most Latin American stock markets. Mexico's decision in late 1994 to devalue the peso sparked a selloff that resulted in severe declines in the dollar prices of Mexican stocks. Fearful of currency devaluations elsewhere, investors liquidated holdings in other Latin American markets, eroding prices throughout the region.

 - Scudder Latin America Fund's -30.96% return for the year, although disappointing, was less than the decline of the unmanaged IFC Latin America Investable Total Return Index and the average decline of the 17 Latin America funds tracked by Lipper Analytical Services.


(bar chart title)
               Investment Returns for the 12 Months Ended 10/31/95

(bar chart data)

                                     IFC Latin America
           Scudder Latin America     Investable Total
                    Fund               Return Index           Lipper Average
                    ----               ------------           --------------
                  -30.96%                -37.44%                 -38.94%



 - In the wake of a dramatic outflow of foreign investment this year, Latin American governments have demonstrated their commitment to economic and market reforms intended to increase internal savings and investment.

LETTER FROM THE FUND'S CHAIRMAN


Dear Shareholders,

         Latin America has been a learning experience for many investors. The initial success of all Latin American markets in 1993 and most of 1994 convinced some that these markets were all return and no risk. After the Mexican peso devaluation in December and subsequent market declines, investors pulled out of the region en masse, their views on risk and return having made a full pendulum swing.

         As long-term investors, we have tried to put things into perspective. Similarly, shareholders who have been with the Fund since inception have seen the best and the worst, and thus can evaluate their commitment to Latin America with a more complete understanding of the potential risks and rewards. This year's declines have not lessened our belief in the region's long-term investment potential. In fact, the dramatic responses in Mexico, Argentina, and elsewhere to the loss of foreign investment capital have provided new sources of optimism.

         As market-based economic reforms continue in these countries, we believe opportunities for significant capital appreciation will continue apace. Over the past few years, your portfolio managers have demonstrated commendable skill in taking advantage of those opportunities, while also outperforming the indices in both high and low markets. Scudder Latin America Fund was the top-performing Latin America fund, according to Lipper, during the two years ended October 31, 1995 -- a period that encompassed both spectacular gains and sobering declines.*

         As always, please contact a Scudder Investor Relations representative at 1-800-225-2470 if you have any questions about the Fund or your investments. Page 27 provides more information on how to contact Scudder. Thank you for choosing Scudder Latin America Fund to help meet your investment needs.

                                        Sincerely,

                                        /s/Edmond D. Villani
                                        Edmond D. Villani, Chairman
                                        Scudder Latin America Fund

* The Fund was ranked first of nine funds for the two years ended 10/31/95, second of 17 funds for the 12 months ended 10/31/95, and first of four funds since inception (12/8/92).

SCUDDER LATIN AMERICA FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER LATIN AMERICA FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 6,904   -30.96%   -30.96%
Life of
  Fund*   $14,132    41.32%    12.69%

IFC LATIN AMERICA INVESTABLE TOTAL
RETURN INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 6,256   -37.44%   -37.44%
Life of
  Fund*   $11,826    18.26%     6.11%

IFC GLOBAL LATIN AMERICA COMPOSITE
INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 6,611   -33.89%   -33.89%
Life of
  Fund*   $12,646    26.46%     8.66%

* The Fund commenced operations on
  December 8, 1992. Index comparisons
  begin December 31, 1992.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Latin America Fund
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,560
10/93          $14,728
4/94           $16,604
10/94          $19,651
4/95           $13,558
10/95          $13,567

IFC Latin America Investable
Total Return Index
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,350
10/93          $13,434
4/94           $15,495
10/94          $18,903
4/95           $12,114
10/95          $11,826

IFC Global Latin America
Composite Index
Year            Amount
----------------------
12/92*         $10,000
4/93           $ 9,995
10/93          $12,910
4/94           $15,013
10/94          $19,129
4/95           $12,981
10/95          $12,646

The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                       1993*     1994      1995
                     ---------------------------
NET ASSET VALUE...   $18.41    $24.44    $16.22
INCOME DIVIDENDS..   $   --    $  .06    $   --
CAPITAL GAINS
DISTRIBUTIONS.....   $   --    $  .06    $  .73
FUND TOTAL
RETURN (%)........    53.42**   33.43    -30.96
INDEX TOTAL
RETURN (%)........    28.72     48.17    -37.44

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the one year and life of Fund periods would have been lower.
** Total return does not reflect the effect of the applicable redemption fees.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
GEOGRAPHICAL (Excludes 12% Cash Equivalents)
---------------------------------------------------------------------------
Brazil                   43%
Mexico                   27%              The Fund's relatively high
Argentina                22%              weighting in Brazilian
Chile                     4%              and Argentine stocks
Peru                      3%              provided some protection
Colombia                  1%              this year against the
                        ----              declines in Mexico.
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes 12% Cash Equivalents)
--------------------------------------------------------------------------
Consumer Staples        27%
Communications          16%               Consumer staples companies
Energy                  14%               continue to make up the
Manufacturing           11%               Fund's largest sector
Utilities                9%               weighting. Such holdings
Financial                8%               typically have good cash
Metals and Minerals      7%               flow and a large share of
Consumer Discretionary   5%               their markets.
Construction             3%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. PEREZ COMPANC S.A.
        Industrial conglomerate in Argentina
 2. TELECOMUNICACOES DE SAO PAULO S.A.
        Telecommunication services in Brazil
 3. COMPANHIA ENERGETICA DE MINAS GERAIS
        Electric power utility in Brazil
 4. COMPANHIA CERVEJARIA BRAHMA
        Leading beer producer and distributor in Brazil
 5. COMPANHIA VALE DO RIO DOCE
        Diverse mining and industrial complex in Brazil
 6. KIMBERLY CLARK DE MEXICO S.A. DE C.V.
        Consumer paper products company
 7. PANAMERICAN BEVERAGES INC.
        Soft drink bottler in Mexico
 8. BANCO ITAU S.A.
        Bank in Brazil
 9. PETROLEO BRASILIERO S.A.
        Petroleum company in Brazil
10. CENTRAIS ELECTRICAS BRASILEIRAS S/A
        Electrical utility in Brazil

The predominance of Brazilian stocks among the Fund's largest holdings attests to our confidence in the country's continued economic and political reform.

--------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 11.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER LATIN AMERICA FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         Fiscal-year 1995 was clearly the most difficult since the Fund's inception in late 1992. The Fund's -30.96% total return for fiscal year 1995 largely reflects the severe declines most Latin American stock markets experienced during the first quarter. As we mentioned in previous reports to shareholders, the unanticipated devaluation of the Mexican peso in late December 1994 was the triggering mechanism for what became one of the worst bear markets in the region since the debt crisis of the early 1980s.

         But market returns for the full year mask substantial recoveries in some cases -- recoveries prompted by the actions of Latin American governments to achieve equilibrium in their trade accounts with other nations and to continue with market-based economic reforms. The Brazilian market, for example, declined 38% in the six months through April 30, 1995, but cut its losses to 26% by the end of October. The Peruvian market reversed a 27.47% decline as of April 30, 1995, and posted a 1.28% gain for the full 12-month period ended October 31. For the same period, the International Finance Corporation's unmanaged Latin America Investable Total Return Index fell 37.44%. Returns for the individual country components of the Index are shown below:

(bar chart title)
                      Investment Returns in Latin American
                                  Stock Markets
                   (for the 12 months ended October 31, 1995)
(bar chart data)

                            Argentina      -26.33%

                               Brazil      -25.47%

                                Chile       -9.87%

                             Colombia      -28.46%

                               Mexico      -54.54%

                                 Peru       +1.28%

                            Venezuela       +4.43%

                    IFC Latin America      -37.44%
                     Investable Index

         Source: IFC Emerging Markets Database
         Past performance is no indication of future results.

                                 Mexico Stumbles

         Historically, a fundamental problem in Mexico and elsewhere in Latin America (with the exception of Chile) has been a very low rate of internal savings. Foreigners have taken up the slack mainly through short-term loans, adding an element of instability to the extent that investment spending and therefore economic growth has been highly influenced by the willingness of foreign savers to supplement internally generated savings.

         By late 1994, the situation in Mexico had become unstable. The country had a current account deficit of over $29 billion and had suffered two unsolved political assassinations. Given the increase in political and economic risk, investors who had been sending billions to the country for years decided that it was no longer prudent to do so. Others demanded steeply higher interest rates, threatening to snuff out the country's recent economic recovery. The Mexican government concluded that a devaluation was necessary to trim the current account deficit and remove the upward pressure on interest rates. In all, gross fixed investment in Mexico declined from 21.6% of GDP in 1994 to an estimated 17% in 1995, and the economy is expected to contract by upwards of 6% to 7% this year.

         Argentina experienced a similar catastrophe after the Mexico crisis, losing nearly $8 billion in bank deposits in the three months following the December devaluation. A subsequent drop in private credit curtailed financing for investment and consumption goods, as well as working capital, providing an immediate shock on the supply side from which the economy is only now recovering. Real GDP this year is expected to be 2% to 3% below that of 1994.

                     The Case for Investing in Latin America

         The capital flight early this year and the region's economic difficulties have not lessened our belief in Latin America's long-term investment potential. Desperately in need of investment capital, the region has the potential to offer comparatively higher rates of return than one typically finds in the more developed countries of the world. With the exception of Venezuela, governments in Latin America understand that until they can finance healthy capital formation ratios with assured levels of internal savings, they will be beholden to foreign savers and subject to the type of economic contraction that results when the inflow of capital is withheld. The goal of economic reform in Latin America should be to encourage the inflow of long-term foreign savings and to promote higher rates of internal savings. Liberalized capital markets broaden society's choice about how funds are to be allocated. The recent turmoil in Mexico has reaffirmed the critical importance of reform in that direction, demonstrating the damage done by the fall-off of foreign savings in economies with sub-optimal internal savings rates.

         The case for investing in Latin America is bolstered by the fact that in 1995, countries made difficult adjustments when faced with significant challenges. Mexico reversed its current account deficit virtually overnight and is expected to post a slight surplus this year. (Exports continued to grow -- up 25% this year -- while imports have declined due to the economic downturn.) Argentina also has improved its current account deficit through strong exports and compressed imports. The country's 1994 deficit of $10.2 billion is expected to shrink to $2.8 billion this year. Meanwhile inflation in Brazil, which had been a mind-boggling 1,094% in 1994, is likely to finish this year at about a 23% rate. As a result of these adjustments, we expect healthy rates of economic growth for most countries in 1996, as shown below.


                         Economic Growth Forecasts (GDP)

           Country               1994          1995*         1996*
           -------               ----          -----         -----
           Argentina             7.1%        (2-3)%          1-2%
           Brazil                 5.8           4-5           4-5
           Chile                  4.2           6-7           6-7
           Colombia               5.7           4-5           4-5
           Mexico                 3.5         (6-7)           2-3
           Peru                  12.7           7-8           6-7
           Venezuela            (3.3)         (1-2)         (2-3)


* Estimated. Estimates may prove to be inaccurate, and even if accurate, economic growth may not correlate with market activity.

Source:  Scudder Latin America Group

                                  The Portfolio

         If the long-term case for investing in Latin America rests on the ability of those countries to increase internal savings and investment, then the companies in the portfolio should demonstrate the same. We look for companies that are producing attractive returns on their invested capital and reinvesting that money to generate future growth.

         Holdings in Mexico (currently 23% of portfolio holdings) are largely concentrated in food and beverage stocks. Given that Mexico has the region's second-largest population, consumer-oriented businesses tend to provide steady cash flows, regardless of the economic climate. An example is the recent addition to the portfolio of Grupo Modelo, a beer exporter (brewer of Corona) with a dominant market share in Mexico.

         In Argentina (19% of portfolio holdings), we have emphasized oil and natural gas companies such as YPF, Perez Companc, and Astra. In a region subject to market volatility, we think it is a strategic advantage to own companies with gas and oil reserves. Moreover, these companies' revenues are tied to the dollar while many of their costs are peso denominated. Dollar-based revenues provide a natural way to hedge against any exchange-rate uncertainties.

         In Brazil (38% of portfolio holdings), we have increased the Fund's emphasis on electric utilities. The basis for investment in this sector is the projected shortage of power by 1997 and the urgent need for the government to reform the sector's regulatory structure in order to attract additional investment capital. Presently, Brazilian electric utilities earn little, if anything, on their invested capital and are priced at deep discounts to book value. We believe the privatization program underway in Brazil will reveal the undervalued nature of these companies. Over the long-term, we expect dramatic earnings improvements based upon more favorable regulatory treatment.

                                     Outlook

         We took profits on some holdings this summer, given the opportunity provided by improving stock prices. As a result, the Fund's cash position as of October 31, 1995, (12% of total assets) is relatively high. In the coming months, we intend to redeploy these funds into the market as investment opportunities arise. As always, we will seek the best values in companies that have strong market share, pricing power, and healthy cash flows. The past 12 months have been difficult for investors in Latin America, underscoring the fact that price volatility is an integral part of the emerging markets. However, we are encouraged by the region's continued economic and market-based reforms, and believe that over the long-term investors in Latin America will be rewarded for their commitment.

Sincerely,

Your Portfolio Management Team

/s/Edmund B. Games, Jr.             /s/Joyce E. Cornell
Edmund B. Games, Jr.                Joyce E. Cornell

/s/William F. Truscott
William F. Truscott

                           Scudder Latin America Fund:
                          A Team Approach to Investing

   Scudder Latin America Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager Edmund B. Games, Jr. has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Ed joined Scudder's equity research area in 1960 and has focused on Latin American stocks since 1988. Joyce E. Cornell, Portfolio Manager, has focused on stock selection since 1993. Joyce, who has eight years of investment experience as a research analyst, joined Scudder in 1991. William F. Truscott, Portfolio Manager, contributes expertise on the Fund's Latin American investments, a role he has filled since the Fund commenced operations. Ted joined Scudder in 1992 and has 12 years of experience in the financial industry, including eight years specifically focused on Latin American investments.

                                                                     INVESTMENT PORTFOLIO  as of October 31, 1995

-----------------------------------------------------------------------------------------------------------------

                % of            Principal                                                                Market
              Portfolio       Amount (U.S.$)                                                            Value ($)
-----------------------------------------------------------------------------------------------------------------

                          ---------------------------------------------------------------------------------------
                4.7%         REPURCHASE AGREEMENT
                          ---------------------------------------------------------------------------------------

                                24,295,000  Repurchase Agreement with Donaldson,
                                              Lufkin & Jenrette dated 10/31/95 at 5.875%
                                              to be repurchased at $24,298,965 on 11/1/95
                                              collateralized by a $25,423,000 U.S. Treasury
                                              Note, 5.2%, 6/27/96 (Cost $24,295,000) ...............   24,295,000
                                                                                                      -----------
                          ---------------------------------------------------------------------------------------
                3.8%            COMMERCIAL PAPER
                          ---------------------------------------------------------------------------------------

                                20,000,000  General Electric Corp., 5.7%, 11/15/95
                                              (Cost $19,955,667) .................................     19,952,083
                                                                                                      -----------
                          ---------------------------------------------------------------------------------------
                3.7%            SHORT TERM NOTES
                          ---------------------------------------------------------------------------------------

                                19,320,000  Federal Home Loan Mortgage Corp. Discount
                                              Note, 5.85%, 11/1/95 (Cost $19,317,475) ............     19,317,475
                                                                                                      -----------
                          ---------------------------------------------------------------------------------------
               87.8%            EQUITY SECURITIES
                          ---------------------------------------------------------------------------------------
                                Shares
                          ---------------------------------------------------------------------------------------

ARGENTINA      19.3%             5,840,890  Astra CAPSA (Petroleum company) ......................      8,644,085
                                 3,000,000  BI S.A. "A" (Venture capital company) (b) (c) (d) ....      3,159,000
                                 2,591,653  Bagley y Cia Ltd. S.A."B" (Producer of
                                              cookies and biscuits) ..............................      5,234,877
                                   386,701  Corporacion Cementera Argentina "B"
                                              (Cement producer) (b) (c) ..........................      1,662,731
                                 1,472,511  Nobleza Piccardo (Tobacco company) ...................      5,668,884
                                 5,922,160  Perez Companc S.A. "B" (Industrial
                                              conglomerate) ......................................     26,115,420
                                   737,000  Quilmes Industrial S.A. (Leading beer distributor) ...     12,971,200
                                 2,291,099  Telecom Argentina S.A. "B"
                                              (Telecommunication services) .......................      8,820,290
                                    80,000  Telecom Argentina S.A. (ADR) .........................      3,070,000
                                 4,002,068  Telefonica de Argentina (Telecommunication
                                              services) ..........................................      8,443,941
                                   130,000  Telefonica de Argentina (ADR) ........................      2,697,500
                                   800,000  YPF S.A. "D" (ADR) (Petroleum company) ...............     13,700,000
                                                                                                      -----------
                                                                                                      100,187,928
                                                                                                      -----------

BRAZIL         37.8%         1,235,168,731  Banco Bradesco S.A. (pfd.) (Commercial bank) .........     11,301,778
                                57,069,600  Banco Ita# S.A. (pfd.) (Bank) ........................     16,911,709

   The accompanying notes are an integral part of the financial statements.

SCUDDER LATIN AMERICA FUND

-----------------------------------------------------------------------------------------------------------------

                % of                                                                                     Market
             Portfolio          Shares                                                                  Value ($)
-----------------------------------------------------------------------------------------------------------------
                                50,000,000  Centrais Eletricas Brasileiras S/A "B" (pfd.)
                                              (Electric utility) .................................     14,244,866
                                49,198,681  Companhia Cervejaria Brahma (pfd.) (Leading
                                              beer producer and distributor) .....................     18,774,022
                                 1,957,888  Companhia Cervejaria Brahma (pfd.) Warrants
                                              (expire 9/30/96) (c) ...............................        285,006
                               900,875,000  Companhia Energetica de Minas Gerais
                                              (pfd.) (Electric power utility) ....................     19,296,101
                                63,850,000  Companhia Energetica de Sao Paulo (pfd.)
                                              (Electric utility) .................................      2,163,630
                               326,589,100  Companhia Paranaense de Energia (voting)
                                              (Electric utility) .................................      2,411,004
                                22,160,000  Companhia Paulista de Forca e Luz (voting)
                                              (Electric power utility) ...........................      1,093,081
                                52,043,000  Companhia Petroquimica do Sul S.A. (voting)
                                              (Chemical producer) ................................      2,191,569
                               115,300,000  Companhia Siderurgica Nacional (voting)
                                              (Steel producer) ...................................      2,469,644
                                 1,085,840  Companhia Suzano de Papel e Celulose S.A.
                                              (pfd.) (Paper products) ............................      5,758,029
                               118,350,000  Companhia Vale do Rio Doce (pfd.) (Diverse
                                              mining and industrial complex) .....................     19,012,295
                                 3,232,000  Empresa Brasileira de Compressores S.A. (pfd.)
                                              (Manufacturer of electrical equipment) .............      2,117,141
                                 2,300,000  Investimentos Ita# S/A (pfd.) (Diversified holding company, involved in finance, electronics,
                                              wood products) .....................................      1,315,311
                               107,667,360  Lojas Americanas S.A. (pfd.) (Discount
                                              department store chain) ............................      2,574,837
                               201,708,380  Lojas Americanas S.A. (voting) .......................      4,509,207
                               175,000,000  Petroleo Brasileiro S.A. (pfd.) (Petroleum
                                              company) ...........................................     15,104,497
                            10,063,146,120  S/A White Martins (voting) (Chemical company) ........      9,730,934
                                 8,764,000  Sadia Concordia S/A (pfd.) (Processed poultry
                                              and meat) ..........................................      6,925,542
                                   703,500  Souza Cruz S.A. (voting) (Holding company:
                                              cigarettes and tobacco, fiber cellulose) ...........      5,032,576
                               153,410,000  Telecomunicacoes de Paulo Paulo S.A. (pfd.)
                                              (Telecommunication services) .......................     22,014,156
                                 6,710,986  Telecomunicacoes do Parana S/A (pfd.)
                                              (Telecommunication services) .......................      2,093,367
                             8,800,000,000  Usinas Siderurgicas de Minas Gerais S/A
                                              (pfd.) (Non-coated flat products and
                                              electrolytic galvanized products) ..................      8,234,988
                                 2,090,000  Weg S.A. (pfd.) (Manufacturer of electrical
                                              equipment) .........................................      1,043,099
                                                                                                      -----------
                                                                                                      196,608,389
                                                                                                      -----------



   The accompanying notes are an integral part of the financial statements.

                                                                                             INVESTMENT PORTFOLIO

-----------------------------------------------------------------------------------------------------------------

                % of                                                                                     Market
             Portfolio             Shares                                                               Value ($)
-----------------------------------------------------------------------------------------------------------------
CHILE           3.2%               100,000  Compania de Telefonos de Chile, S/A (ADR)
                                              (Telecommunication services) .......................      7,200,000
                                   100,000  Enersis S.A. (ADR) (Generator and distributor
                                              of electricity in Chile and Argentina) .............      2,512,500
                                   400,200  Maderas y Sinteticos S.A. (ADR) (Manufacturer
                                              of particle board and veneers) .....................      7,153,575
                                                                                                       ----------
                                                                                                       16,866,075
                                                                                                       ----------

COLOMBIA        0.9%               495,000  Bavaria S/A (Producer and distributor of
                                              beer and other malt beverages, mineral
                                              water and soft drinks) .............................      1,340,286
                                   631,000  Colombiana de Tabaco S.A. (Tobacco
                                              producer) (b) ......................................      1,629,428
                                   239,397  Compania Nacional de Chocolates
                                              (Chocolate producer) ...............................      1,908,598
                                                                                                       ----------
                                                                                                        4,878,312
                                                                                                       ----------

MEXICO         23.3%             1,150,000  Apasco, S.A. de C.V. (Cement producer) ...............      4,212,632
                                   200,000  Coca-Cola FEMSA, S.A. de C.V. "L" (ADR)
                                              (Soft drink bottler and distributor) ...............      3,600,000
                                 2,602,000  Fomento Economico Mexicano, S.A. de C.V.
                                              "B" (Producer of beer and soft drinks) .............      5,390,248
                                 1,669,000  Grupo Carso, S.A. de CV "A" (Diversified
                                              industrial group) (c) ..............................      8,737,361
                                 8,302,000  Grupo CIFRA S.A. de C.V. "C" (Retailer) ..............      8,459,301
                                 2,462,000  Grupo Continental, S.A. (Soft drink bottler) .........      6,123,037
                                 6,544,500  Grupo Embotellador de Mexico SA de C.V.
                                              "B" (Soft drink bottler) ...........................      3,834,847
                                   256,950  Grupo Embotellador de Mexico SA de C.V.
                                              (GDR) (c) ..........................................      2,665,856
                                 1,619,500  Grupo Embotelladora Unidas SA de CV "B"
                                              (Soft drink producer) (b) ..........................      3,936,806
                                 2,000,000  Grupo Financiero Inbursa S.A. de CV
                                              "B" (Banking and insurance) ........................      5,417,544
                                 7,452,000  Grupo Herdez S.A. de C.V. "A" (Producer of
                                              packaged foods) ....................................      1,851,234
                                 1,452,000  Grupo Industrial Bimbo, S.A. de C.V. "A"
                                              (Producer of bread and other baked goods) ..........      5,502,316
                                 2,543,000  Grupo Industrial Maseca S.A. de C.V. "B"
                                              (Food producer) ....................................      1,584,691
                                   160,000  Grupo Industrial Maseca S.A. de C.V. (ADR) ...........      1,540,000
                                   400,000  Grupo Modelo SA "C" (Leading brewery) ................      1,521,404
                                 1,400,000  Kimberly Clark de Mexico S.A. de C.V. "A"
                                              (Consumer paper products company) ..................     18,273,684
                                 8,012,704  Organizacion Soriana S.A. de CV "B"
                                              (Retailer) .........................................      8,096,483


   The accompanying notes are an integral part of the financial statements.

SCUDDER LATIN AMERICA FUND

-----------------------------------------------------------------------------------------------------------------

                % of                                                                                     Market
             Portfolio          Shares                                                                  Value ($)
-----------------------------------------------------------------------------------------------------------------
                                   620,800  Panamerican Beverages Inc. "A" (ADR)
                                              (Soft drink bottler) ...............................     16,994,400
                                   480,000  Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                              (Telecommunication services) .......................     13,200,000
                                    85,800  Tubos de Acero de Mexico SA (New)
                                              (Manufacturer of various types of pipes,
                                              casings and tubing) ................................        579,150
                                                                                                      -----------
                                                                                                      121,520,994
                                                                                                      -----------

PERU            2.8%             1,376,077  Cementos Lima S.A. "T" (Cement producer) .............      2,002,229
                                 1,676,500  Cerveceria Backus & Johnston S.A. "T"
                                              (Brewery) ..........................................      3,001,142
                                 3,000,000  Telefonia del Peru S.A. "B"
                                              (Public and cellular telephone services) ...........      5,357,143
                                   803,207  Embotelladora Latino-Americana S/A "T"
                                              (Bottler) ..........................................      1,034,111
                                 2,420,504  Industrias Pacocha S.A. "T" (Food producer) ..........      1,814,313
                                 1,492,107  Consorcio de Alimentos Fabril Pacifico "T"
                                              (Food producer) ....................................      1,546,054
                                                                                                      -----------
                                                                                                       14,754,992
                                                                                                      -----------

VENEZUELA       0.5%               532,500  Mavesa SA (ADR) (Food processor) .....................      2,196,562
                                                                                                      -----------
                                            TOTAL EQUITY SECURITIES (Cost $515,137,427) ..........    457,013,252
                                                                                                      -----------
=================================================================================================================

                                            TOTAL INVESTMENT PORTFOLIO - 100.0%
                                              (Cost $578,705,569) (a) ............................    520,577,810
                                                                                                      ===========

(a)  The cost for federal income tax purposes was $587,373,807. At October 31, 1995, net unrealized depreciation for all securities based on tax cost was $66,795,997.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $29,954,970 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $96,750,967.

(b)  Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1995 aggregated $13,308,947. See Note A of the Notes to Financial Statements.

(c)  Non-income producing security.

(d)  This security has certain restrictions as to resale. Information concerning such security holding at October
     31, 1995 is as follows:

                Acquisition Date        Cost ($)        % of Total Assets
                ----------------        --------        -----------------
                    10/22/93            3,000,000             0.6

     Sector breakdown of the Fund's equity securities is noted on page 5.


   The accompanying notes are an integral part of the financial statements.

                                                                        FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
        STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------

OCTOBER 31, 1995
--------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $578,705,569)
        (Note A) ......................................                         $520,577,810
Cash ..................................................                                  148
Foreign currency holdings, at market
        (identified cost $1,075,936) (Note A) .........                            1,074,936
Receivables:
        Investments sold ..............................                              885,847
        Fund shares sold ..............................                              277,608
        Dividends and interest ........................                              344,942
Deferred organization expenses (Note A) ...............                               33,774
Other assets ..........................................                               11,079
                                                                                ------------
                Total assets ..........................                          523,206,144

LIABILITIES
Payables:
        Investments purchased .........................         $2,357,642
        Fund shares redeemed ..........................           400,522
        Accrued management fee (Note C) ...............           581,727
        Other accrued expenses (Note C) ...............           613,448
                                                                ---------
                Total liabilities .....................                            3,953,339
                                                                                ------------
Net assets, at market value ...........................                         $519,252,805
                                                                                ============

NET ASSETS
Net assets consist of:
        Undistributed net  investment income ..........                         $  2,376,933
        Unrealized depreciation on:
                Investments ...........................                          (58,127,759)
                Foreign currency related transactions .                               (2,098)
        Accumulated net realized loss .................                          (67,661,236)
        Capital stock .................................                              320,117
        Additional paid-in capital ....................                          642,346,848
                                                                                ------------
Net assets, at market value ...........................                         $519,252,805
                                                                                ============
NET ASSET VALUE, offering and redemption price
        (Note A) per share ($519,252,805 -:-  32,011,664)
        shares of capital stock outstanding, $.01 par
        value, 100,000,000 shares authorized) .........                               $16.22
                                                                                      ======


   The accompanying notes are an integral part of the financial statements.


SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,174,981) ..                    $  11,548,569
Interest .................................................                        3,765,742
                                                                              -------------
                                                                                 15,314,311

Expenses:
Management fee (Note C) ..................................    $  7,166,386
Services to shareholders (Note C) ........................       2,184,847
Custodian and accounting fees (Note C) ...................       1,779,808
Directors' fees and expenses (Note C) ....................          66,435
Reports to shareholders ..................................         443,295
Brazilian transaction tax ................................         360,329
Auditing .................................................         103,742
State registration .......................................          55,845
Legal ....................................................          25,702
Amortization of organization expenses (Note A) ...........          16,093
Other ....................................................          50,172       12,252,654
                                                              -----------------------------
Net investment income ....................................                        3,061,657
                                                                              -------------
NET REALIZED AND UNREALIZED LOSS ON
        INVESTMENT TRANSACTIONS
Net realized loss from:
        Investments ......................................     (67,486,374)
        Foreign currency related  transactions ...........        (664,946)     (68,151,320)
                                                              ------------
Net unrealized appreciation (depreciation) during the
        period on:
        Investments ......................................    (193,288,349)
        Foreign currency related transactions ............           4,709     (193,283,640)
                                                              -----------------------------
Net loss on investment transactions ......................                     (261,434,960)
                                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....                    $(258,373,303)
                                                                              =============



   The accompanying notes are an integral part of the financial statements.

                                                                        FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
        STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------

                                                                 YEARS ENDED OCTOBER 31,
                                                              ------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  1995             1994
--------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................    $   3,061,657   $   (1,196,271)
Net realized gain (loss) from investment
        transactions .....................................      (68,151,320)      25,731,015
Net unrealized appreciation (depreciation) on
        investment transactions during the period ........     (193,283,640)      90,401,699
                                                              -------------   --------------
Net increase (decrease) in net assets
        resulting from operations ........................     (258,373,303)     114,936,443
                                                              -------------   --------------
Distributions to shareholders:
        In excess of net investment income
                ($.055 per share) ........................               --       (1,013,185)
                                                              -------------   --------------
        From net realized gains from investment
                transactions ($.73 and $.055 per share,
                respectively) ............................      (24,333,536)      (1,013,185)
                                                              -------------   --------------
Fund share transactions:
Proceeds from shares sold ................................      199,888,429      635,744,643
Net asset value of shares issued to
        shareholders in reinvestment of
        distributions ....................................       23,383,847        1,910,655
Cost of shares redeemed (Note A) .........................     (230,679,279)    (201,760,965)
                                                              -------------   --------------
Net increase (decrease) in net assets from Fund
        share transactions ...............................       (7,407,003)     435,894,333
                                                              -------------   --------------
INCREASE (DECREASE) IN NET ASSETS ........................     (290,113,842)     548,804,406
Net assets at beginning of period ........................      809,366,647      260,562,241
                                                              -------------   --------------
NET ASSETS AT END OF PERIOD (including
        undistributed net investment income of
        $2,376,933 at October 31, 1995) ..................    $ 519,252,805   $  809,366,647
                                                              =============   ==============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ................       33,122,382       14,153,599
                                                              -------------   --------------
Shares sold ..............................................       11,349,018       28,213,736
Shares issued to shareholders in
        reinvestment of distributions ....................        1,285,533           88,171
Shares redeemed ..........................................      (13,745,269)      (9,333,124)
                                                              -------------   --------------
Net increase (decrease) in Fund shares ...................       (1,110,718)      18,968,783
                                                              -------------   --------------
Shares outstanding at end of period ......................       32,011,664       33,122,382
                                                              =============   ==============



   The accompanying notes are an integral part of the financial statements.

SCUDDER LATIN AMERICA FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                                                FOR THE PERIOD
                                                                                                               DECEMBER 8, 1992
                                                                                                                (COMMENCEMENT
                                                                                 YEARS ENDED OCTOBER 31,        OF OPERATIONS)
                                                                                -------------------------        TO OCTOBER 31,
                                                                                  1995            1994                1993
                                                                                -------------------------       ---------------
Net asset value, beginning of period .........................................  $24.44             $18.41            $12.00
                                                                                ------             ------            ------
Income from investment operations:
        Net investment income (loss) (a) .....................................     .09               (.03)              .03
        Net realized and unrealized gain (loss)  on investment transactions ..   (7.58)              6.18              6.38
                                                                                ------             ------            ------
Total from investment operations .............................................   (7.49)              6.15              6.41
                                                                                ------             ------            ------
Less distributions:
        In excess of net investment income ...................................      --               (.06)               --
        From net realized gains on investment transactions ...................    (.73)              (.06)               --
                                                                                ------             ------            ------
Total distributions ..........................................................    (.73)              (.12)               --
                                                                                ------             ------            ------
Net asset value, end of period ...............................................  $16.22             $24.44            $18.41
                                                                                ======             ======            ======
TOTAL RETURN (%) .............................................................  (30.96)             33.43             53.42(b)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .......................................     519                809               261
Ratio of operating expenses, net to average daily net assets (%) (a) .........    2.08               2.01              2.00*
Ratio of net investment income (loss) to average daily net assets (%) ........     .52               (.20)              .44*
Portfolio turnover rate (%) ..................................................    39.5               22.4               4.6*

(a)   Reflects a per share amount of management fee not imposed
      by the Adviser of ......................................................  $  .01             $  .01            $  .04
      Operating expense ratio including management fee not imposed (%) .......    2.11               2.05              2.69*
(b)   Total return does not reflect the effect of the applicable redemption fees.
 *    Annualized
**    Not annualized


                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system.
If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $10,387,965 (2.0% of net assets) and have been noted in the investment portfolio as of October 31, 1995.

SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts.
Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

As of October 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $59,200,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003, the expiration date, whichever occurs first.

REDEMPTION FEES. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the lower of cost or the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to Brazilian capital. Total redemption fees received by the Fund for the year ended October 31, 1995 amounted to $1,459,400.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits

SCUDDER LATIN AMERICA FUND

--------------------------------------------------------------------------------

distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax returns.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

During the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $207,795,134 and $207,762,835, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Management Agreement provides that if the Fund' expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. As a result, for the year ended October 31, 1995, the Adviser did not impose a portion of its management fee amounting to $216,058, and the portion imposed amounted to $7,166,386.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, the amount charged to the Fund by SSC aggregated $1,778,233 of which $134,608 is unpaid at October 31, 1995.

Effective May 17, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1995, the amount charged to the Fund by SFAC aggregated $147,987, of which $26,620 is unpaid at October 31, 1995.

The Fund pays each of its Directors not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Directors' fees and expenses aggregated $66,435.

D.  INVESTING IN EMERGING MARKETS
--------------------------------------------------------------------------------

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid and their prices more volatile than those of comparable securities in the United States.

SCUDDER LATIN AMERICA FUND
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SCUDDER INTERNATIONAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER LATIN AMERICA FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Latin America Fund including the investment portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Latin America Fund as of October 31, 1995, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.

Boston, Massachusetts                   COOPERS & LYBRAND L.L.P.
December 7, 1995

TAX INFORMATION

For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.092 per share (representing a total of $2,960,786). The total amount of taxes paid by the Fund to such countries was $.037 per share (representing a total of $1,174,981).

OFFICERS AND DIRECTORS

Edmond D. Villani*
    Chairman of the Board and Director

Nicholas Bratt*
    President and Director

Paul Bancroft III
    Director; Venture Capitalist and Consultant

Thomas J. Devine
    Director; Consultant

Keith R. Fox
    Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
    Director; President, The Japan Society, Inc.

William H. Luers
    Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
    Director; Consultant

Juris Padegs*
    Director, Vice President and Assistant Secretary

Daniel Pierce*
    Director

Dr. Gordon Shillinglaw
    Director; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
    Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Elizabeth J. Allan*
    Vice President

Carol L. Franklin*
    Vice President

Edmund B. Games, Jr.*
    Vice President

Jerard K. Hartman*
    Vice President

William E. Holzer*
    Vice President

Thomas W. Joseph*
    Vice President

William F. Truscott*
    Vice President

David S. Lee*
    Vice President and Assistant Treasurer

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Richard W. Desmond*
    Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by
    Charter National Life Insurance Company and its affiliate, offered by
    Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by
    Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc.
    ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER


 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund SCUDDER AUTOMATED
                                         INFORMATION LINE (SAIL) 1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the
                                         Scudder funds, for additional
                                         applications and prospectuses, or for
                                         investment questions SCUDDER INVESTOR
                                         RELATIONS 1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                             New York
                                         Boston                                 Portland, OR
                                         Chicago                                San Diego
                                         Cincinnati                             San Francisco
                                         Los Angeles                            Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder             For information on Scudder
                                         Treasurers Trust,(TM)an institutional  Institutional Funds,* funds
                                         cash management service for            designed to meet the broad
                                         corporations, non-profit               investment management and
                                         organizations and trusts that uses     service needs of banks and
                                         certain portfolios of Scudder Fund,    other institutions, call
                                         Inc.* ($100,000 minimum), call         1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


                  Established in 1919 by Theodore Scudder, Sidney Stevens, and
F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


                  Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.